UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Convertible Opportunities and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2023

DATE OF REPORTING PERIOD: November 1, 2022 through April 30, 2023

Item 1(a). Report to shareholders.

TIMELY INFORMATION INSIDE

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2023

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution is $0.0950 per share as of April 30, 2023. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2023. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Convertible Opportunities and Income Fund (CHI).

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CHI is managed to provide steady (although not assured) monthly distributions. As of April 30, 2023, the monthly per share distribution was $0.0950, and the annualized distribution rate was 10.85%† on market price. In comparison, the dividend yield of S&P 500 Index stocks was 1.66%. Yields were also still relatively low within the US government bond market with the 10-year US Treasury yielding 3.45% at period end. Therefore, the Fund’s annualized distribution rate has soundly outdistanced both fixed income and equity alternatives.

Market Review and Outlook

For the period, stock markets around the world advanced. Market participants were encouraged by the prospect that the Federal Reserve would slow or pause its tightening cycle and by economic data that was often better than initially feared. Looking abroad, investors cheered the economic reopening in China.

†Current annualized distribution rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/23 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0681 is paid from ordinary income or capital gains and that approximately $0.0269 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are insufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

2   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

In a reversal of fortunes from 2022, growth stocks outperformed their value counterparts by a wide margin. Technology and communication services companies, including many of the bellwether companies that struggled in 2022, dominated market leadership. Many areas of the fixed income market also posted healthy gains, with both investment grade and high yield benchmarks advancing.

Despite these advances, the period was also volatile. The failures of Silicon Valley Bank in the US and Credit Suisse overseas created a burst of fear and raised the specter of widespread bank runs. However, coordinated action by regulators and other large banks quickly dampened anxiety. Inflation has been another key focal point of investor concern. We expect inflation to continue to moderate through the summer months in an on-again, off-again fashion, punctuated by bouts of volatility in oil prices.

Despite economic and market uncertainties, we continue to see many opportunities across asset classes. We believe individual security selection and active management are essential, given the economic backdrop. In the “Investment Team Discussion,” our portfolio managers discuss where they see opportunities and how they are managing risk.

Perspectives on Asset Allocation

I’m often asked what I believe are the “secrets” of investing. It’s an easy question to answer—there are no secrets. However, there are some basic principles that I believe can best position investors for success.

One of the most fundamental principles is to stay focused on the long term. Trying to predict the short-term ups and downs in the market is a dangerous strategy. Far too often, I’ve seen people give in to emotions, which can result in selling into down markets but missing the up markets.

Another essential principle is diversification. Various investments tend to perform differently depending on interest rates, inflation, or the economic environment. The performance of investments can also be influenced by fiscal policy, political uncertainty, and the geopolitical landscape. Having a blend of assets can help smooth the performance of your portfolio because stronger returns in one area of your portfolio can offset weaker results elsewhere.

For investors who seek equity exposure with lower downside volatility, CHI continues to be a strong choice in our opinion for several reasons:

•Our ability to dynamically adjust the allocations of convertible and high yield securities enables us to deftly manage the risk/reward characteristics of the portfolio over full market cycles.

Letter to Shareholders

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   3

•We look beyond the short-term noise to identify pockets of opportunity among innovative companies with quality fundamentals, those in thematic niches, and those that can demonstrate long-term resilience regardless of the macro backdrop.

•In a rising-interest-rate environment, price-to-earnings multiples can come down even if earnings are good, so our team remains mindful of valuations.

Conclusion

As always, we thank you for your continued trust. To learn more about Calamos Investments’ views of the economy, markets and asset allocation, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2023: The S&P 500 Index, a measure of the US stock market, returned 8.63%. The MSCI All Country World Index, a measure of global stock market performance, returned 12.97%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 16.53%. The Russell 3000 Growth Index, a measure of US growth equities, returned 10.77%. The Russell 3000 Value Index, a measure of US value equities, returned 3.86%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.21%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 6.91%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 2.89%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

4   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

The Calamos Closed-End Funds: An Overview

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   5

Additional Information About the Fund (Unaudited)

AVERAGE ANNUAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Calamos Convertible Opportunities and Income Fund
Market Price	2.80%	-6.98%	7.96%	7.86%
NAV	2.25%	-8.30%	7.54%	7.11%
50%VXAO-50%BBGUSHY2%Cap Index	3.44	-2.00	6.46	6.76
ICE BofA All US Convertibles Index (VXAO)	0.65	-5.37	9.31	9.28
Bloomberg US HY 2% Issuer Capped Index	6.21	1.21	3.27	4.01

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 80%VXAO-20%BBGUSHY2%Cap Index is blended from 80% - ICE BofA All US Convertibles Index (VXA0) and 20% - Bloomberg US HY 2% Issuer Capped Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index

6   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

TOTAL RETURN* AS OF 4/30/2023

Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	2.80%	-6.98%	8.91%
On NAV	2.25%	-8.30%	8.86%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	20.2%
Consumer Discretionary	17.0
Health Care	16.4
Industrials	9.5
Communication Services	9.1
Financials	7.0
Energy	5.5
Utilities	5.1
Materials	3.0
Consumer Staples	1.5
Real Estate	0.7
Other	0.4

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND
INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering that seeks total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rate moves. Like all Calamos closed-end funds, the Fund invests in multiple asset classes and aims to provide a steady stream of monthly distributions.

The Fund invests in a diversified portfolio of convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining those asset classes, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio’s risk/reward characteristics over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. We also are investing in cyclical companies that we believe are poised to perform well in a post-pandemic environment, and that have earnings expansion potential resulting from pent-up consumer demand. Although we invest primarily in securities of US issuers, we favor companies actively participating in markets with geographically diversified revenue streams and global-scale business strategies.

Given the heightened market volatility, we prefer convertibles with balanced risk/reward attributes while maintaining an underweight to the most equity-sensitive convertibles, which generally lack a favorable downside risk cushion.

How did the Fund perform over the reporting period?

The Fund returned 2.25% on a net asset value (NAV) basis and 2.80% on a market price basis for the six months ended April 30, 2023 (“semiannual period”), versus 3.44% for the comparator index comprising 50% ICE BofA All US Convertibles Index and 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index for the same period. At the end of the semiannual period, the Fund’s shares traded at a 5.73% premium to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of underlying securities can drive share prices. The share price in the market is called the market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or expectations may influence the market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a portfolio manager capitalized on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that can optimize overall price performance and returns based on market value.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   7

Investment Team Discussion (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/2023

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the period.

We employ a managed distribution policy within this Fund to provide shareholders with a consistent distribution stream. The Fund’s monthly distribution at the end of the period was $0.0950 per share. The annualized distribution rate on the Fund’s market price on April 30, 2023, was 10.85%.

We believe both the Fund’s distribution rate and level remained attractive and competitive, given that low interest rates limit yield opportunities in much of the marketplace. For example, as of April 30, 2023, the dividend yield of S&P 500 Index stocks averaged 1.66%. Yields also were still relatively low within the US government bond market with the 10-year US Treasury yielding 3.45%.

What factors influenced performance over the period?

Our convertible bond holdings outperformed relative to the ICE BofA All US Convertibles Index because our holdings in the information technology and industrial sectors helped performance on both an absolute and relative basis. However, our holdings in communication services and energy were a drag on performance on both an absolute and relative basis.

During the semiannual period, investors focused on the Federal Reserve’s response to persistent inflation and the potential for a recession. Geopolitical concerns and regional bank stress also dominated the headlines. Despite those headwinds, the equity and bond markets began to recover from their 2022 lows.

The convertible market is well represented by small and midsized growth issuers, which lagged the broader equity market as evidenced by the Russell 2500 Growth Index’s 1.88% return finishing well behind the S&P 500 Index’s 8.63% return. Given 2022’s equity and bond market double-digit declines, convertibles moved closer to their bond floor. With more than half of the convertible market priced below par on average during the reporting period, convertibles held up much better than their underlying stocks by delivering a positive six-month return, whereas the average underlying stocks of the convertible market declined -2.40%.

The failure of Silicon Valley Bank and the take-under of Credit Suisse in March left the markets fixated on systemic risks to the banking sector and the implications for the broader economy. Despite First Republic’s failure in late April, which happened

ASSET ALLOCATION AS OF 4/30/2023

8   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

in relatively slow motion, the market appears satisfied that no systemic issue exists, largely due to regulators’ active steps to shore up liquidity facilities and alleviate immediate stress. Central bank responses left little doubt that they view these recent events through a different lens than the collapse of Lehman Brothers in 2008 and the subsequent failures of financial institutions that ensued shortly thereafter.

Inflation remains stubbornly high. Although some are correct to highlight that headline measures are down 30%–35% across geographies, domestic core measures are only 10%–15% off peak levels and remain double the targeted inflation rate. We expect that the encouraging downward trend in inflation data from the painfully high 2022 base levels will roll off in September, at which point further reductions in the year-over-year data will become more challenged and less pronounced. The persistent labor shortage is another issue the Fed will continue to wrestle with. Job openings are well off the all-time highs recorded last year, but with 1.6 job openings for each active job seeker, the labor equation is still unbalanced. Despite recent events, we expect overnight rates to remain higher for longer.

Risk markets, driven by robust income and lower Treasury rates across intermediate maturities, held up well despite challenging developments as the high-yield market returned 6.2%, based on the Bloomberg US Corporate High Yield 2% Issuer Capped Index. Early earnings reports for the first calendar quarter of 2023 have generally been better than initially feared, supporting risk markets. At the same time, banks as well as several office and retail REIT bonds experienced losses for the quarter, and all sectors except communications delivered positive returns during the reporting period. Corporate credit spreads have seen greater volatility but ended the semiannual period within 10 basis points of where they began. The Bloomberg US Corporate High Yield 2% Issuer Capped Index closed the semiannual period with option-adjusted spreads at 452 basis points over like-maturity Treasuries, and with a yield of 8.48%.

Performance across credit quality during the reporting period was remarkably consistent. CCC-rated issuers led the way, returning 6.4%. They were followed by BB-rated credits that returned 6.3%, and B-rated paper that returned 6.2%. At the beginning of the semiannual period, the trailing 12-month default rate was 1.6%, increasing from the all-time lows experienced during the pandemic. At the end of the reporting period, default rates had risen to 2.2%, still well below the long-term average of 3%. Regarding our general credit-quality positioning, an overweight position to out-of-benchmark BBB-rated bonds boosted performance, whereas security selection among our B-rated holdings was a detractor.

Other factors that affected Fund performance included the following:

•With financing costs increasing during the period, our use of leverage was not helpful because our reinvestment rate was less than our associated costs due to a relatively flat convertible market. Although leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions. Our leverage was approximately 38% as of April 30, 2023.

•On an unleveraged basis, the portfolio underperformed the comparator index. Our relative overweight in convertibles and underweight in corporate bonds relative to the comparator index hindered performance.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   9

Investment Team Discussion (Unaudited)

•Using put options and exposure to DECS, ACES and PRIDES* was beneficial relative to the comparator index.

•From a sector standpoint, our selection in information technology—notably in semiconductors—contributed to performance. In addition, the Fund was helped by its relative overweight and selection in the health care sector where our holdings in health care equipment companies boosted returns.

•Conversely, our selection in the consumer discretionary sector, namely in movies & entertainment, was detrimental to performance. In addition, our selection in the energy sector, notably in the oil & gas exploration industry, detracted from performance.

How is the Fund positioned?

New issuance in the convertible universe has improved, and we see ample investment opportunities that offer attractive risk/reward profiles. As of April 30, 2023, approximately 65% of our portfolio as a percent of net assets was invested in convertible securities. We believe this positioning will enable our shareholders to take advantage of selective opportunities in the general equity markets. Moreover, convertibles provide income, are less susceptible to rising interest rates than longer-duration bonds, and can help mitigate overall portfolio risk.

We focus on actively managing the risk/reward tradeoffs within the portfolio. Some convertibles are more bond-like, some are more equity-like, and others offer balance. To take advantage of recent equity valuation resets, we have maintained a preference for the balanced portion of the convertible market. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves. We also see opportunities within the bond-like segment of the convertible market in issues that can benefit from spread compression while offering attractive yields and sound structural risk mitigation during equity market weakness. Within this segment of the convertible market, most issuers retain substantial cash balances along with minimal near-term refinancing risk. We avoid the group’s most distressed names.

Our portfolio is positioned with the risk of rising interest rates in mind, and we maintain a relatively low average duration level in our bond investments. As of April 30, 2023, the average duration of these securities was 2.7 years. However, in our opinion the market’s pricing of multiple cuts in 2023 is too aggressive, and the market is looking through short-term developments in interest rates to eventual cuts that are more likely to occur in 2024. As such, we are shifting portfolio durations longer as the market has settled into lower-rate ranges that are out of sync with our higher-for-longer policy rate view.

While we do not consider a 2023 recession to be inevitable, our view of macroeconomic activity should not be confused with complacency. We agree with the market that the next move for fundamentals is in a weaker direction, and the time to prepare for that environment is underway. We are actively reducing exposure to credits we view as more susceptible to a downturn in cyclical activity, those with weak contingent

*DECS or a Dividend Enhanced Convertible Stock is a preferred stock that can be converted to common stock at the owner’s discretion. ACES or an Automatically Convertible Equity Security is a mandatory convertible security that will convert to common stock at a predetermined date or event. PRIDES or a Preferred Redeemable Increased Dividend Equity Security is a synthetic security consisting of a forward contract to purchase the issuer’s underlying security and an interest-bearing deposit.

10   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

liquidity, or those vulnerable to a rapid deterioration of asset value. We are maintaining allocations to select high-yield issuers that compensate us well for the risks taken as we follow our disciplined research process to identify value.

Growth sectors such as technology, health care and consumer discretionary remain the largest allocations in the portfolio. We favor companies that can execute well despite macro uncertainties and potentially benefit from increased demand for products and services that enhance productivity. We also are emphasizing companies that we believe are positioned to benefit from longer-term secular themes such as energy efficiency and cybersecurity. The portfolio’s significant relative underweight exposures are toward defensive areas, such as the real estate and consumer staples sectors, where we believe convertible structures are less attractive.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category, although we continue to hold our largest rated-bond allocations in the BB tier. We believe this exposure will offer investors a better risk/reward dynamic while providing regular income. We have an overweight in out-of-benchmark BBB-rated issuers. We continue to find value in out-of-benchmark positions in both leveraged loans and investment-grade credit. The average credit quality of the portfolio in BB+ rated bonds is higher than that of the ICE BofA All US Convertibles Index. As of April 30, 2023, approximately 12% of our rated holdings are investment grade. Our credit process tends to guide us away from the most speculative corporate securities while still providing regular income. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors.

Although the Fund tends to be US-centric, because of the compelling risk/reward of investments, we are investing in global businesses that seek the best opportunities worldwide and diversify their revenue streams. Overall, we believe our portfolio companies are performing well fundamentally, earning attractive cash flow margins, improving their credit profiles, and utilizing reasonable debt levels to fund their operations.

What are your closing thoughts for Fund shareholders?

Market volatility was observed throughout the reporting period as the United States and Europe experienced notable banking stresses while continuing to raise interest rates to combat persistently high inflation. Those factors have contributed to slowing economic growth, which we believe is likely to linger given tighter lending standards and higher capital costs. Heightened uncertainty and the probability of a recession are expected. However, provided the hot US job market can be cooled but not derailed and further banking dislocations can be contained, we do not believe a recession is imminent. With inflation peaking, supply chains normalizing, consumer resilience persisting, and a Federal Reserve close to ending rate hikes, a bullish case remains for both equities and convertible securities.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far, in 2023, global convertible issuance has totaled $25.4 billion, and we are optimistic about issuance prospects. We believe the pace will accelerate once macro uncertainty subsides and as companies increasingly recognize the benefits of issuing lower-coupon convertibles rather than traditional bonds in an environment of higher interest rates. We expect this increase in issuance will provide a broader opportunity set in terms of economic sectors and credit quality.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   11

Investment Team Discussion (Unaudited)

Should the equity market continue to rebound from 2022’s lows, convertibles would remain poised to participate in an attractive portion of their equity market’s upside. Should the market prove challenging, convertibles are situated near their bond floor and would be expected to provide defensive attributes. In this respect, we believe the current environment to be attractive for active managers within the convertible market because we can position the portfolio to capture the upside while mitigating the downside.

Although the credit market remains fundamentally strong with modest leverage and solid interest coverage, measures of revenue and earnings from high-yield companies are beginning to roll over. Through the Covid era, management teams wisely locked in fixed-rate funding at historically cheap levels, and refinancing needs are modest until 2025. Although default rates remain below long-term averages, they are increasing from the unsustainable pandemic-era lows, and we expect them to migrate to above 3% by year-end.

Schedule of Investments April 30, 2023 (Unaudited)

12 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (41.1%)
Airlines (0.9%)
188,800	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$188,341
924,634	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	895,341
490,452	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	499,211
1,103,980	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	964,271
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
717,000	5.500%, 04/20/26	704,754
239,000	5.750%, 04/20/29	227,495
1,028,870	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	892,576
723,269	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	735,427
1,261,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	1,274,520
		6,381,936

Communication Services (4.2%)
1,100,000	Altice France, SA* 5.500%, 10/15/29	826,397
1,160,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,052,016
933,000	Arrow Bidco, LLC* 9.500%, 03/15/24	936,732
1,025,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	817,099
	Audacy Capital Corp.*
1,193,000	6.750%, 03/31/29	93,472
448,000	6.500%, 05/01/27	34,308
717,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	464,724
717,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	599,283
1,465,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	1,143,931
	CSC Holdings, LLC*
1,600,000	5.750%, 01/15/30	818,144
1,550,000	5.500%, 04/15/27	1,327,544
1,450,000	5.375%, 02/01/28	1,190,450
1,350,000	4.625%, 12/01/30	659,921
1,125,000	4.500%, 11/15/31	789,637

PRINCIPAL AMOUNT		VALUE
	Diamond Sports Group, LLC / Diamond Sports Finance Company*@
750,000	6.625%, 08/15/27	$23,340
540,000	5.375%, 08/15/26	38,297
1,320,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	1,160,227
674,000	Embarq Corp. 7.995%, 06/01/36	290,689
1,000,000	Frontier California, Inc. 6.750%, 05/15/27	906,500
	Frontier Communications Holdings, LLC*
605,000	5.000%, 05/01/28	531,662
239,000	8.750%, 05/15/30	236,667
1,039,000	Frontier Florida, LLC@ 6.860%, 02/01/28	941,479
1,445,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,303,029
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
835,000	3.500%, 03/01/29	724,271
250,000	5.250%, 12/01/27	240,533
	Intelsat Jackson Holdings, SA&
731,000	9.750%, 07/15/25	1
475,000	5.500%, 08/01/23	—
1,215,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,158,782
670,949	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	221,822
	Lumen Technologies, Inc.
720,000	7.600%, 09/15/39	277,114
485,000	4.000%, 02/15/27*	324,310
478,000	Match Group Holdings II, LLC*^ 3.625%, 10/01/31	390,612
725,000	Netflix, Inc.*^ 4.875%, 06/15/30	721,940
480,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	412,046
336,000	Qwest Corp. 7.250%, 09/15/25	298,600
	Scripps Escrow II, Inc.*
477,000	3.875%, 01/15/29	372,446
239,000	5.375%, 01/15/31^	166,707
810,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	589,712
	Sirius XM Radio, Inc.*
1,250,000	5.500%, 07/01/29	1,116,150
723,000	4.000%, 07/15/28	611,738
475,000	3.125%, 09/01/26	425,610
239,000	3.875%, 09/01/31	180,887
475,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	313,367

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
2,430,000	Sprint, LLC 7.125%, 06/15/24	$2,471,383
840,000	Stagwell Global, LLC* 5.625%, 08/15/29	730,598
755,000	Telecom Italia Capital, SA 6.000%, 09/30/34	646,174
953,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	513,772
385,000	Time Warner Cable, LLC 7.300%, 07/01/38	399,642
1,580,000	United States Cellular Corp. 6.700%, 12/15/33	1,441,813
		30,935,578

Consumer Discretionary (8.6%)
1,162,000	Abercrombie & Fitch Management Company*^ 8.750%, 07/15/25	1,182,858
955,000	Adient Global Holdings Company 8.250%, 04/15/31	978,226
1,004,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	905,076
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
837,000	4.625%, 08/01/29	700,762
705,000	6.625%, 01/15/28	668,277
1,208,000	At Home Group, Inc.*^ 4.875%, 07/15/28	790,370
	Bath & Body Works, Inc.
1,264,000	6.694%, 01/15/27	1,270,674
1,200,000	6.875%, 11/01/35	1,085,136
400,000	Benteler International AG 10.500%, 05/15/28	409,560
	Caesars Entertainment, Inc.*^
604,000	4.625%, 10/15/29	530,457
472,000	8.125%, 07/01/27	482,115
	Carnival Corp.*
488,000	10.500%, 02/01/26	510,653
481,000	7.625%, 03/01/26^	442,347
481,000	4.000%, 08/01/28	417,657
1,130,000	Carriage Services, Inc.*^ 4.250%, 05/15/29	951,268
725,000	Carvana Company* 4.875%, 09/01/29	294,814
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
3,130,000	5.125%, 05/01/27	2,961,575
1,100,000	6.375%, 09/01/29	1,048,531
1,055,000	4.750%, 03/01/30	909,727
951,000	4.250%, 02/01/31	783,519
565,000	5.000%, 02/01/28	524,122
500,000	4.500%, 08/15/30	422,110
478,000	4.750%, 02/01/32	396,066

PRINCIPAL AMOUNT		VALUE
478,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	$461,915
750,000	Cedar Fair, LP^ 5.250%, 07/15/29	698,055
478,000	Churchill Downs, Inc. 6.750%, 05/01/31	481,728
	Dana, Inc.
790,000	4.250%, 09/01/30	643,510
478,000	4.500%, 02/15/32	383,805
	DISH DBS Corp.
1,200,000	5.250%, 12/01/26*	916,980
763,000	7.750%, 07/01/26	441,808
595,000	7.375%, 07/01/28	298,166
480,000	5.125%, 06/01/29	222,590
946,000	DISH Network Corp.* 11.750%, 11/15/27	895,569
1,365,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,131,066
1,058,000	Everi Holdings, Inc.* 5.000%, 07/15/29	943,905
1,000,000	Ford Motor Company^ 6.100%, 08/19/32	955,870
	Ford Motor Credit Company, LLC
1,865,000	7.350%, 11/04/27	1,925,239
1,525,000	4.000%, 11/13/30	1,310,219
1,150,000	5.113%, 05/03/29	1,072,916
1,120,000	4.134%, 08/04/25	1,065,176
800,000	2.900%, 02/16/28	693,752
425,000	7.350%, 03/06/30	437,236
	Gap, Inc.*
359,000	3.875%, 10/01/31	251,153
48,000	3.625%, 10/01/29	34,203
	goeasy, Ltd.*
1,660,000	5.375%, 12/01/24	1,581,515
881,000	4.375%, 05/01/26	777,024
1,190,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	1,056,958
407,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	361,558
1,436,000	Guitar Center, Inc.*^& 8.500%, 01/15/26	1,284,933
	International Game Technology, PLC*
1,260,000	6.250%, 01/15/27	1,278,673
200,000	4.125%, 04/15/26	193,238
965,000	Liberty Interactive, LLC 8.250%, 02/01/30	295,425
	Life Time, Inc.*
937,000	8.000%, 04/15/26^	933,233
480,000	5.750%, 01/15/26	470,309
360,000	Lindblad Expeditions Holdings, Inc. 9.000%, 05/15/28	360,936
616,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	583,549

Schedule of Investments April 30, 2023 (Unaudited)

14 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
635,000	M/I Homes, Inc. 3.950%, 02/15/30	$562,896
	Macy’s Retail Holdings, LLC
1,601,000	6.700%, 07/15/34*	1,320,793
490,000	4.300%, 02/15/43	298,292
1,130,000	Mclaren Finance, PLC* 7.500%, 08/01/26	931,493
1,219,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,096,088
701,000	Mohegan Tribal Gaming Authority* 8.000%, 02/01/26	627,998
	Newell Brands, Inc.^
250,000	6.375%, 09/15/27	246,250
121,000	6.625%, 09/15/29	119,784
	Nordstrom, Inc.
500,000	5.000%, 01/15/44^	313,080
465,000	4.250%, 08/01/31	345,830
1,105,000	Penn Entertainment, Inc*^ 4.125%, 07/01/29	937,581
600,000	Petsmart, Inc. / PetSmart Finance Corp.* 7.750%, 02/15/29	592,866
300,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	283,866
1,340,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	972,626
2,722,000	Rite Aid Corp.* 8.000%, 11/15/26	1,474,780
478,000	Royal Caribbean Cruises, Ltd.*^ 7.250%, 01/15/30	480,423
1,350,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,116,248
1,925,000	Six Flags Entertainment Corp. 7.250%, 05/15/31	1,887,732
1,090,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	916,777
698,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	649,664
1,965,000	Station Casinos, LLC* 4.500%, 02/15/28	1,807,918
589,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	584,977
238,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	250,876
1,100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	863,687
241,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	223,296

PRINCIPAL AMOUNT		VALUE
	ZF North America Capital, Inc.*
950,000	7.125%, 04/14/30	$981,664
300,000	6.875%, 04/14/28	308,706
		63,304,303

Consumer Staples (1.7%)
1,090,000	1375209 B.C., Ltd.*^ 9.000%, 01/30/28	1,080,332
1,099,000	Central Garden & Pet Company* 4.125%, 04/30/31	927,424
1,092,000	Edgewell Personal Care Company* 4.125%, 04/01/29	972,961
	Energizer Holdings, Inc.*
1,331,000	4.375%, 03/31/29	1,165,264
240,000	6.500%, 12/31/27	235,591
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
1,415,000	5.500%, 01/15/30	1,353,674
595,000	5.125%, 02/01/28µ	583,035
370,000	5.750%, 04/01/33	355,651
621,000	New Albertsons, LP 7.750%, 06/15/26	636,041
957,000	Performance Food Group, Inc.* 4.250%, 08/01/29	871,425
	Pilgrim’s Pride Corp.
795,000	5.875%, 09/30/27*	792,710
700,000	4.250%, 04/15/31	611,394
442,000	Post Holdings, Inc.* 5.750%, 03/01/27	439,339
909,000	Prestige Brands, Inc.* 3.750%, 04/01/31	772,050
570,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	541,266
1,500,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,344,165
		12,682,322

Energy (4.7%)
959,000	Antero Resources Corp.*^ 5.375%, 03/01/30	900,568
958,000	Apache Corp. 5.100%, 09/01/40	821,542
	Buckeye Partners, LP
750,000	3.950%, 12/01/26	683,535
500,000	5.850%, 11/15/43	385,805
1,335,000	Callon Petroleum Company*^ 7.500%, 06/15/30	1,271,948
477,000	Cheniere Energy, Inc. 4.625%, 10/15/28	455,521
720,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	713,448
	Continental Resources, Inc.*
715,000	2.875%, 04/01/32	563,027
475,000	5.750%, 01/15/31	463,681

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
1,490,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	$1,492,742
742,000	DT Midstream, Inc.* 4.125%, 06/15/29	659,052
1,431,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	1,398,259
555,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	551,831
	Energy Transfer, LP‡
1,400,000	8.317%, 11/01/66 3 mo. USD LIBOR + 3.02%	1,051,456
700,000	6.500%, 11/15/26 5 year CMT + 5.69%	620,312
	EnLink Midstream Partners, LP
1,235,000	8.976%, 05/30/23‡ 3 mo. USD LIBOR + 4.11%	1,049,268
1,015,000	4.850%, 07/15/26	989,554
600,000	Enlink Midstream, LLC* 6.500%, 09/01/30	606,996
1,100,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,097,228
	Genesis Energy, LP / Genesis Energy Finance Corp.
978,000	6.250%, 05/15/26^	943,252
239,000	8.875%, 04/15/30	239,648
	Gulfport Energy Corp.
940,000	6.375%, 05/15/25@&	1
715,000	8.000%, 05/17/26*	719,090
287,284	8.000%, 05/17/26	288,927
1,340,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	1,250,622
717,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	673,069
940,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	914,366
	Moss Creek Resources Holdings, Inc.*
500,000	10.500%, 05/15/27	487,750
455,000	7.500%, 01/15/26	427,777
720,000	Nabors Industries, Inc.* 7.375%, 05/15/27	699,242
720,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	658,094
	New Fortress Energy, Inc.*
952,000	6.750%, 09/15/25	909,312
478,000	6.500%, 09/30/26	440,931
1,025,000	Parkland Corp.* 5.875%, 07/15/27	1,000,646
957,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	854,123

PRINCIPAL AMOUNT		VALUE
960,000	Plains All American Pipeline, LP‡ 8.974%, 05/30/23 3 mo. USD LIBOR + 4.11%	$849,293
860,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	778,936
	Southwestern Energy Company
720,000	5.375%, 03/15/30	673,344
480,000	5.375%, 02/01/29	454,570
479,000	4.750%, 02/01/32	423,714
239,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	214,390
955,000	Transocean, Inc.* 8.750%, 02/15/30	964,646
	Venture Global Calcasieu Pass, LLC*
600,000	6.250%, 01/15/30	608,826
240,000	4.125%, 08/15/31	212,916
240,000	3.875%, 08/15/29	216,187
	Vital Energy, Inc.
570,000	10.125%, 01/15/28	572,616
477,000	9.500%, 01/15/25^	480,282
1,000,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	892,670
	Weatherford International, Ltd.*
715,000	8.625%, 04/30/30	729,078
553,000	6.500%, 09/15/28	553,581
		34,907,672

Financials (7.0%)
1,280,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	1,223,782
1,440,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,405,598
1,459,000	AG Issuer, LLC* 6.250%, 03/01/28	1,361,860
1,675,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	1,565,840
	Ally Financial, Inc.
1,087,000	4.700%, 05/15/26‡,‡‡ 5 year CMT + 3.87%	803,076
445,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	313,956
402,000	8.000%, 11/01/31	425,006
1,923,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,753,930
1,069,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	968,407
	Avolon Holdings Funding, Ltd.*µ
510,000	3.950%, 07/01/24	495,368
400,000	5.500%, 01/15/26	392,768
1,916,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,671,288

Schedule of Investments April 30, 2023 (Unaudited)

16 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*
1,920,000	4.500%, 04/01/27	$1,590,163
1,180,000	5.750%, 05/15/26	1,072,549
1,000,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	931,210
842,000	Castlelake Aviation Finance DAC*^ 5.000%, 04/15/27	748,774
	Credit Acceptance Corp.
1,250,000	6.625%, 03/15/26^	1,202,912
869,000	5.125%, 12/31/24*	833,884
1,247,000	Enact Holdings, Inc.*µ 6.500%, 08/15/25	1,235,977
1,398,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,071,176
1,563,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	1,537,476
	HUB International, Ltd.*
1,430,000	5.625%, 12/01/29	1,281,523
1,030,000	7.000%, 05/01/26	1,026,900
718,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	632,364
1,300,000	ILFC E-Capital Trust II*‡ 6.798%, 12/21/65 3 mo. USD LIBOR + 1.80%	876,044
1,990,000	Iron Mountain, Inc.* 5.250%, 03/15/28	1,917,405
2,435,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,058,257
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*
1,874,000	5.250%, 10/01/25	1,763,153
478,000	4.750%, 06/15/29	378,815
1,359,000	LD Holdings Group, LLC* 6.125%, 04/01/28	752,111
	Level 3 Financing, Inc.*
1,624,000	3.400%, 03/01/27	1,271,819
985,000	4.250%, 07/01/28	575,437
480,000	4.625%, 09/15/27	296,602
720,000	LPL Holdings, Inc.* 4.000%, 03/15/29	646,956
2,085,000	MetLife, Inc. 6.400%, 12/15/66	2,094,758
1,300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,161,186
	Navient Corp.
1,038,000	5.000%, 03/15/27	936,722
525,000	4.875%, 03/15/28	452,130

PRINCIPAL AMOUNT		VALUE
1,100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	$815,980
	OneMain Finance Corp.
959,000	7.125%, 03/15/26	935,936
660,000	3.875%, 09/15/28	533,848
476,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	441,062
1,493,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,344,178
230,000	PNC Financial Services Group, Inc.µ‡ 6.000%, 05/15/27 5 year CMT + 3.00%	213,493
1,100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	991,188
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
450,000	3.875%, 03/01/31	364,887
445,000	3.625%, 03/01/29	377,004
220,000	2.875%, 10/15/26	196,165
943,000	StoneX Group, Inc.* 8.625%, 06/15/25	959,333
240,000	SVB Financial Group@ 4.000%, 05/15/26 5 year CMT + 3.20%	18,398
	United Wholesale Mortgage, LLC*
1,123,000	5.500%, 04/15/29	968,060
480,000	5.750%, 06/15/27	440,616
	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*
478,000	10.500%, 02/15/28	457,346
465,000	6.500%, 02/15/29	283,185
1,100,000	VZ Secured Financing, BV* 5.000%, 01/15/32	920,051
1,017,000	XHR, LP* 6.375%, 08/15/25	1,003,891
		51,991,803

Health Care (2.9%)
	Bausch Health Companies, Inc.*
1,934,000	11.000%, 09/30/28	1,575,765
382,000	14.000%, 10/15/30	244,969
359,000	6.125%, 02/01/27	260,573
	CHS/Community Health Systems, Inc.*
1,917,000	6.125%, 04/01/30	1,380,240
1,100,000	8.000%, 03/15/26	1,093,543
538,000	6.875%, 04/15/29^	398,857
120,000	5.250%, 05/15/30	100,024
	DaVita, Inc.*
1,926,000	4.625%, 06/01/30	1,681,070
1,139,000	3.750%, 02/15/31	917,032

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
	Embecta Corp.*
717,000	5.000%, 02/15/30	$619,309
240,000	6.750%, 02/15/30	218,361
	Encompass Health Corp.
470,000	4.750%, 02/01/30	434,646
470,000	4.500%, 02/01/28	444,291
1,109,000	HCA, Inc. 7.500%, 11/06/33	1,253,758
300,000	Jazz Securities DAC* 4.375%, 01/15/29	276,336
411,879	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	222,044
	Medline Borrower, LP*
1,215,000	3.875%, 04/01/29	1,064,000
1,208,000	5.250%, 10/01/29^	1,046,225
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
1,760,000	5.125%, 04/30/31	1,571,469
450,000	4.125%, 04/30/28	414,621
1,025,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	537,008
	Tenet Healthcare Corp.
2,250,000	6.250%, 02/01/27	2,243,002
1,315,000	6.875%, 11/15/31	1,295,972
	Teva Pharmaceutical Finance Netherlands III, BV
1,243,000	6.000%, 04/15/24	1,241,111
800,000	4.750%, 05/09/27	750,144
440,000	3.150%, 10/01/26	398,926
		21,683,296

Industrials (6.4%)
1,100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	928,466
740,000	AerCap Holdings, NV‡ 5.875%, 10/10/79 5 year CMT + 4.54%	691,893
965,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	656,914
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
1,600,000	4.625%, 01/15/27	1,550,800
952,000	3.500%, 03/15/29	844,776
720,000	5.875%, 02/15/28	714,362
1,100,000	Allegiant Travel Company* 7.250%, 08/15/27	1,091,321
240,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	226,457
538,000	Arcosa, Inc.*^ 4.375%, 04/15/29	492,878

PRINCIPAL AMOUNT		VALUE
2,450,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	$2,023,847
375,000	Ball Corp. 6.875%, 03/15/28	390,221
753,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	663,107
956,000	BWX Technologies, Inc.* 4.125%, 04/15/29	868,889
	Cascades, Inc. / Cascades USA, Inc.*
500,000	5.375%, 01/15/28	474,180
485,000	5.125%, 01/15/26	461,584
239,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	252,081
239,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	232,212
1,265,000	Deluxe Corp.* 8.000%, 06/01/29	972,949
478,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	423,714
717,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	688,872
1,198,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	835,617
475,000	EnerSys* 4.375%, 12/15/27	446,662
580,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	509,252
	Graphic Packaging International, LLC*
625,000	4.750%, 07/15/27	605,331
446,000	3.500%, 03/01/29	396,779
1,054,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	830,457
2,244,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	1,943,730
1,438,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	1,340,159
1,250,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,195,300
1,244,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	1,239,758
1,120,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,065,848
1,250,000	JELD-WEN, Inc.*^ 4.625%, 12/15/25	1,207,850
1,575,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,387,307
955,000	Knife River Holding Company 7.750%, 05/01/31	969,764
474,000	MasTec, Inc.* 4.500%, 08/15/28	440,014

Schedule of Investments April 30, 2023 (Unaudited)

18 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
588,000	Moog, Inc.* 4.250%, 12/15/27	$553,426
940,000	Novelis Corp.* 4.750%, 01/30/30	851,875
360,000	OI European Group, BV* 4.750%, 02/15/30	331,042
1,100,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	991,331
1,449,000	Patrick Industries, Inc.*^ 4.750%, 05/01/29	1,261,601
	QVC, Inc.
579,000	4.375%, 09/01/28	285,731
470,000	5.450%, 08/15/34	201,000
	Sealed Air Corp.*
743,000	6.125%, 02/01/28	755,564
239,000	5.000%, 04/15/29	229,794
450,000	Sensata Technologies, BV* 4.000%, 04/15/29	407,277
479,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	416,706
	Sinclair Television Group, Inc.*
717,000	4.125%, 12/01/30	566,330
475,000	5.500%, 03/01/30^	367,598
955,000	Standard Industries, Inc.* 5.000%, 02/15/27	915,711
773,000	Stericycle, Inc.* 3.875%, 01/15/29	698,390
717,000	STL Holding Company, LLC* 7.500%, 02/15/26	637,284
1,000,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	1,006,990
	TransDigm, Inc.
1,299,000	6.250%, 03/15/26*	1,306,482
710,000	6.750%, 08/15/28*	721,417
700,000	7.500%, 03/15/27	704,431
719,000	Tronox, Inc.* 4.625%, 03/15/29	598,136
425,536	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	380,084
961,000	Vertiv Group Corp.* 4.125%, 11/15/28	869,936
1,004,000	Wabash National Corp.* 4.500%, 10/15/28	877,165
855,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	797,860
	WESCO Distribution, Inc.*
470,000	7.125%, 06/15/25	478,253
235,000	7.250%, 06/15/28	241,749
1,027,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	1,026,076
		47,542,590

PRINCIPAL AMOUNT		VALUE

Information Technology (1.9%)
478,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	$434,201
557,000	Coherent Corp.* 5.000%, 12/15/29	501,734
1,114,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	1,048,296
895,000	CommScope, Inc.* 4.750%, 09/01/29	723,321
1,155,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	1,189,130
480,000	Fair Isaac Corp.* 4.000%, 06/15/28	447,686
1,050,000	KBR, Inc.* 4.750%, 09/30/28	972,825
	MPH Acquisition Holdings, LLC*
1,050,000	5.750%, 11/01/28^	662,813
480,000	5.500%, 09/01/28	367,771
478,000	NCR Corp.* 5.125%, 04/15/29	414,034
723,000	ON Semiconductor Corp.* 3.875%, 09/01/28	655,573
	Open Text Corp.*
705,000	3.875%, 02/15/28	626,005
475,000	6.900%, 12/01/27	491,658
359,000	3.875%, 12/01/29	302,181
359,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	297,744
479,000	Playtika Holding Corp.* 4.250%, 03/15/29	410,762
646,000	PTC, Inc.* 4.000%, 02/15/28	602,169
1,350,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,156,235
	Twilio, Inc.
680,000	3.625%, 03/15/29	581,155
236,000	3.875%, 03/15/31	197,258
1,200,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,011,624
1,100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	950,290
		14,044,465

Materials (1.7%)
500,000	ArcelorMittal, SA 7.000%, 10/15/39	530,415
534,000	ATI, Inc. 5.875%, 12/01/27	523,929
242,000	Carpenter Technology Corp. 7.625%, 03/15/30	249,144
715,000	Chemours Company* 4.625%, 11/15/29	589,553

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
1,530,000	Clearwater Paper Corp.* 4.750%, 08/15/28	$1,378,867
716,000	Cleveland-Cliffs, Inc. 6.750%, 04/15/30	697,334
	Commercial Metals Company
478,000	4.125%, 01/15/30	431,218
239,000	4.375%, 03/15/32	208,396
1,115,000	Constellium, SE*^ 3.750%, 04/15/29	965,746
716,000	HB Fuller Company 4.250%, 10/15/28	658,562
725,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	730,249
	Kaiser Aluminum Corp.*
1,090,000	4.625%, 03/01/28	963,473
120,000	4.500%, 06/01/31	95,150
235,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	202,742
1,017,000	Mercer International, Inc. 5.125%, 02/01/29	851,392
935,000	OCI, NV 6.700%, 03/16/33	930,811
1,430,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	1,437,078
1,105,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,034,402
478,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	297,067
		12,775,528

Other (0.2%)
	Gen Digital, Inc.*
500,000	7.125%, 09/30/30^	503,015
500,000	6.750%, 09/30/27	504,580
		1,007,595

Real Estate (0.4%)
764,000	EPR Properties 3.750%, 08/15/29	611,086
	Forestar Group, Inc.*
750,000	5.000%, 03/01/28	683,010
502,000	3.850%, 05/15/26	464,932
1,073,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	909,475
465,000	Service Properties Trust 5.250%, 02/15/26	413,208
		3,081,711

PRINCIPAL AMOUNT		VALUE

Special Purpose Acquisition Companies (0.2%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*
955,000	6.750%, 01/15/30^	$774,687
477,000	4.625%, 01/15/29	417,575
480,000	W.R. Grace Holding, LLC* 7.375%, 03/01/31	481,819
		1,674,081

Utilities (0.3%)
350,000	PPL Capital Funding, Inc.‡ 7.828%, 03/30/67 3 mo. USD LIBOR + 2.67%	305,707
1,250,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	1,198,075
	Vistra Corp.*‡
450,000	7.000%, 12/15/26 5 year CMT + 5.74%	406,530
250,000	8.000%, 10/15/26 5 year CMT + 6.93%	236,433
		2,146,745
	Total Corporate Bonds (Cost $330,633,563)	304,159,625

Convertible Bonds (92.9%)
Communication Services (8.2%)
360,000	Cable One, Inc.µ 0.000%, 03/15/26	295,844
	Liberty Media Corp.
9,000,000	2.250%, 08/15/27*	9,580,230
9,000,000	0.500%, 12/01/50*	8,794,440
8,500,000	3.750%, 03/15/28µ	8,632,770
5,250,000	Match Group Finance Company 3, Inc.*µ 2.000%, 01/15/30	4,455,518
6,000,000	Perficient, Inc.µ 0.125%, 11/15/26	4,740,660
14,500,000	Sea, Ltd. 0.250%, 09/15/26	11,528,225
	Snap, Inc.µ
10,500,000	0.000%, 05/01/27	7,750,785
5,750,000	0.750%, 08/01/26^	4,970,760
		60,749,232

Consumer Discretionary (16.2%)
11,500,000	Airbnb, Inc.µ 0.000%, 03/15/26	10,057,555
4,500,000	Booking Holdings, Inc.µ 0.750%, 05/01/25	6,778,305
6,750,000	Chegg, Inc.µ 0.000%, 09/01/26	5,414,445
	DISH Network Corp.
13,230,000	0.000%, 12/15/25	6,549,512
1,917,000	2.375%, 03/15/24µ	1,660,965

Schedule of Investments April 30, 2023 (Unaudited)

20 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
11,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	$8,271,490
12,750,000	Etsy, Inc.µ 0.125%, 09/01/27	11,224,080
16,750,000	Ford Motor Company 0.000%, 03/15/26	16,362,907
8,750,000	Liberty Broadband Corp.*µ 3.125%, 03/31/53	8,667,663
2,435,000	Lucid Group, Inc.* 1.250%, 12/15/26	1,327,635
10,250,000	Marriott Vacations Worldwide Corp.*µ 3.250%, 12/15/27	10,093,072
4,250,000	Rivian Automotive, Inc.µ 4.625%, 03/15/29	3,954,030
5,750,000	Shake Shack, Inc.µ 0.000%, 03/01/28	4,235,335
15,000,000	Vail Resorts, Inc.µ 0.000%, 01/01/26	13,553,100
8,250,000	Wayfair, Inc.*µ 3.250%, 09/15/27	7,089,720
4,250,000	Wynn Macau, Ltd. 4.500%, 03/07/29	4,835,013
		120,074,827

Consumer Staples (0.6%)
4,500,000	Post Holdings, Inc.* 2.500%, 08/15/27	4,720,725

Energy (3.3%)
2,400,000	EQT Corp. 1.750%, 05/01/26	5,740,944
4,890,000	Nabors Industries, Inc.*µ 1.750%, 06/15/29	3,810,386
4,250,000	Northern Oil And Gas, Inc.* 3.625%, 04/15/29	4,787,965
4,250,000	Pioneer Natural Resources Company^ 0.250%, 05/15/25	9,703,727
	SunEdison, Inc.@
9,411,000	0.250%, 01/15/49	94,110
898,000	2.000%, 10/01/49	8,980
		24,146,112

Financials (1.3%)
8,750,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27	9,434,250

Health Care (21.4%)
4,500,000	Alnylam Pharmaceuticals, Inc.*µ 1.000%, 09/15/27	4,471,335
5,500,000	Alphatec Holdings, Inc.µ 0.750%, 08/01/26	5,661,975
5,702,000	BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	5,864,393

PRINCIPAL AMOUNT		VALUE
9,500,000	CONMED Corp.*µ 2.250%, 06/15/27	$10,306,645
12,250,000	CryoPort, Inc.*µ 0.750%, 12/01/26	9,661,942
15,831,000	Dexcom, Inc.µ 0.250%, 11/15/25	17,266,555
2,426,000	Envista Holdings Corp. 2.375%, 06/01/25	4,607,653
6,750,000	Exact Sciences Corp.µ 0.375%, 03/15/27	6,176,115
7,250,000	Halozyme Therapeutics, Inc.*µ 1.000%, 08/15/28	6,366,443
4,250,000	Insmed, Inc.µ 0.750%, 06/01/28	3,542,800
4,500,000	Insulet Corp. 0.375%, 09/01/26	6,727,410
6,778,000	Integer Holdings Corp.* 2.125%, 02/15/28	7,761,284
4,500,000	Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	4,356,270
4,500,000	Ionis Pharmaceuticals, Inc.µ 0.000%, 04/01/26	4,131,135
9,950,000	Jazz Investments I, Ltd.µ 2.000%, 06/15/26	10,838,734
3,721,000	Lantheus Holdings, Inc.* 2.625%, 12/15/27	4,944,874
10,250,000	NeoGenomics, Inc.µ 0.250%, 01/15/28	7,381,127
4,250,000	NextGen Healthcare, Inc.*µ 3.750%, 11/15/27	4,196,408
4,000,000	NuVasive, Inc.µ 0.375%, 03/15/25	3,606,440
8,500,000	Omnicell, Inc.µ 0.250%, 09/15/25	8,033,180
8,000,000	Pacira BioSciences, Inc.µ 0.750%, 08/01/25	7,571,360
2,500,000	Repligen Corp.^ 0.375%, 07/15/24	3,511,875
4,500,000	Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	5,086,170
6,750,000	Tandem Diabetes Care, Inc.*µ 1.500%, 05/01/25	6,204,263
		158,276,386

Industrials (6.8%)
3,750,000	Air Transport Services Group, Inc.µ 1.125%, 10/15/24	3,588,600
4,250,000	Axon Enterprise, Inc.*µ 0.500%, 12/15/27	4,807,090
7,250,000	John Bean Technologies Corp.µ 0.250%, 05/15/26	6,707,410
4,250,000	Middleby Corp. 1.000%, 09/01/25	5,158,182

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
5,000,000	Parsons Corp. 0.250%, 08/15/25	$5,434,950
7,000,000	Southwest Airlines Companyµ^ 1.250%, 05/01/25	7,497,980
20,000,000	Uber Technologies, Inc.µ 0.000%, 12/15/25	17,462,000
		50,656,212

Information Technology (30.1%)
4,500,000	Akamai Technologies, Inc.µ 0.375%, 09/01/27	4,254,390
9,250,000	Bentley Systems, Inc.µ 0.125%, 01/15/26	8,735,792
7,500,000	Bill.com Holdings, Inc.µ 0.000%, 12/01/25	6,889,725
9,250,000	Block, Inc.µ 0.500%, 05/15/23	9,257,770
6,250,000	Camtek Ltd.* 0.000%, 12/01/26	5,105,250
5,750,000	Confluent, Inc.µ 0.000%, 01/15/27	4,576,770
7,500,000	CyberArk Software, Ltd.µ 0.000%, 11/15/24	7,822,200
8,500,000	Datadog, Inc.µ 0.125%, 06/15/25	8,920,410
6,000,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	4,696,920
9,066,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	8,661,838
5,750,000	Five9, Inc.µ 0.500%, 06/01/25	5,288,390
13,750,000	Microchip Technology, Inc.µ 0.125%, 11/15/24	14,580,225
4,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	5,936,220
6,000,000	NCL Corp. Ltd.µ 1.125%, 02/15/27	4,375,200
	Okta, Inc.µ
7,500,000	0.125%, 09/01/25	6,729,225
4,000,000	0.375%, 06/15/26	3,391,160
17,250,000	ON Semiconductor Corp.*µ 0.500%, 03/01/29	16,687,995
8,000,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	14,804,000
2,000,000	Q2 Holdings, Inc.µ 0.750%, 06/01/26	1,629,040
11,250,000	Repay Holdings Corp.*µ 0.000%, 02/01/26	8,591,400
3,870,000	RingCentral, Inc.µ 0.000%, 03/01/25	3,442,442
13,750,000	Shift4 Payments, Inc. 0.000%, 12/15/25	15,090,212

PRINCIPAL AMOUNT		VALUE
11,500,000	Splunk, Inc.µ 1.125%, 06/15/27	$9,845,495
10,000,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	10,043,900
12,250,000	Unity Software, Inc.µ 0.000%, 11/15/26	9,554,142
6,250,000	Wix.com, Ltd.^ 0.000%, 08/15/25	5,471,313
	Wolfspeed, Inc.µ
8,750,000	1.875%, 12/01/29*	6,482,963
5,338,000	0.250%, 02/15/28	3,859,588
8,000,000	Zscaler, Inc.µ 0.125%, 07/01/25	7,754,640
		222,478,615

Materials (2.5%)
1,875,000	ATI, Inc.µ 3.500%, 06/15/25	4,736,925
3,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	4,609,675
4,991,000	Lithium Americas Corp.µ 1.750%, 01/15/27	3,895,326
6,306,000	MP Materials Corp.*µ 0.250%, 04/01/26	5,392,513
		18,634,439

Other (0.0%)
475,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	304,974

Real Estate (0.7%)
6,000,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	5,145,060

Utilities (1.8%)
8,750,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	8,783,863
4,250,000	Southern Company* 3.875%, 12/15/25	4,381,580
		13,165,443
	Total Convertible Bonds (Cost $743,211,775)	687,786,275

Bank Loans (6.3%) ¡
Airlines (0.2%)
800,000	American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	806,552
837,250	Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	872,540
		1,679,092

Schedule of Investments April 30, 2023 (Unaudited)

22 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Communication Services (0.6%)
1,254,500	Clear Channel Outdoor Holdings, Inc.‡ 8.807%, 08/21/26 3 mo. LIBOR + 3.50%	$1,184,066
757,506	CMG Media Corp.‡ 8.659%, 12/17/26 3 mo. LIBOR + 3.50%	653,982
1,362,098	DIRECTV Financing, LLC‡ 10.025%, 08/02/27 1 mo. LIBOR + 5.00%	1,311,020
1,505,000	Entercom Media Corp.‡ 7.525%, 11/18/24 1 mo. LIBOR + 2.50%	924,634
268,649	Nexstar Broadcasting, Inc.‡ 7.525%, 09/18/26 1 mo. LIBOR + 2.50%	268,454
481,363	Univision Communications, Inc.‡ 9.148%, 06/24/29 3 mo. SOFR + 4.25%	478,354
		4,820,510

Consumer Discretionary (1.3%)
970,000	Caesars Entertainment Corp.‡ 8.332%, 02/06/30 1 mo. SOFR + 3.25%	967,910
985,000	Hanesbrands, Inc.‡ 8.721%, 03/08/30 1 mo. SOFR + 3.75%	982,232
305,816	Life Time Fitness, Inc.‡ 9.775%, 12/16/24 3 mo. LIBOR + 4.75%	306,151
478,385	PENN Entertainment, Inc.‡ 7.732%, 05/03/29 1 mo. SOFR + 2.75%	476,950
1,630,440	Petco Health and Wellness Company, Inc.‡ 8.410%, 03/03/28 3 mo. SOFR + 3.25%	1,609,962
2,398,531	PetSmart, Inc.‡ 8.832%, 02/11/28 1 mo. SOFR + 3.75%	2,391,036
918,000	SkyMiles IP, Ltd.‡ 8.799%, 10/20/27 3 mo. SOFR + 3.75%	952,489
604,823	TKC Holdings, Inc.‡ 10.525%, 05/15/28 1 mo. LIBOR + 5.50%	546,715
1,606,500	WW International, Inc.‡ 8.530%, 04/13/28 1 mo. LIBOR + 3.50%	1,102,460
		9,335,905

PRINCIPAL AMOUNT		VALUE
Energy (0.1%)
960,000	Par Petroleum, LLC‡ 9.241%, 02/28/30 3 mo. SOFR + 4.25%	$945,399

Financials (1.0%)
955,000	Alliant Holdings Intermediate, LLC‡ 8.376%, 11/05/27 1 mo. SOFR + 3.50%	948,434
725,000	Amynta Agency Borrower, Inc.‡ 9.991%, 02/28/28 3 mo. SOFR + 5.00%	707,100
994,975	AssuredPartners, Inc.‡ 8.482%, 02/12/27 1 mo. SOFR + 3.50%	979,225
473,813	Castlelake Aviation Ltd.‡ 7.783%, 10/22/27 3 mo. SOFR + 2.75%	468,188
957,600	Hub International, Ltd.‡ 8.692%, 11/10/29 3 mo. SOFR + 4.00%	956,896
1,771,452	Jazz Financing Lux Sarl‡ 8.525%, 05/05/28 1 mo. LIBOR + 3.50%	1,771,133
1,331,550	VFH Parent, LLC‡ 8.064%, 01/13/29 1 mo. SOFR + 3.00%	1,308,248
		7,139,224

Health Care (0.8%)
1,686,698	Amneal Pharmaceuticals, LLC‡ 8.563%, 05/04/25 3 mo. LIBOR + 3.50%	1,580,225
235,813	Bausch Health Companies, Inc.‡ 10.240%, 02/01/27 1 mo. SOFR + 5.25%	191,088
593,623	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. SOFR + 2.25%	594,112
1,007,673	Mallinckrodt International Finance, SA‡ 10.198%, 09/30/27 3 mo. LIBOR + 5.25%	722,063
988,235	Padagis, LLC‡ 9.969%, 07/06/28 3 mo. LIBOR + 4.75%	943,765
147,901	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. SOFR + 2.25%	148,023
2,394,555	Team Health Holdings, Inc.‡ 10.232%, 03/02/27 1 mo. SOFR + 5.25%	1,573,223
		5,752,499

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE

Industrials (0.8%)
471,600	ACProducts, Inc.‡ 9.409%, 05/17/28 3 mo. LIBOR + 4.25%	$376,316
610,388	Air Canada‡ 8.369%, 08/11/28 3 mo. LIBOR + 3.50%	610,104
1,228,825	ChampionX Corp.‡ 8.178%, 06/07/29 1 mo. SOFR + 3.25%	1,230,361
967,280	Dun & Bradstreet Corp.‡ 8.268%, 02/06/26 1 mo. LIBOR + 3.25%	967,130
1,131,450	Scientific Games International, Inc.‡ 7.981%, 04/14/29 1 mo. SOFR + 3.00%	1,130,234
523,688	Summit Materials, LLC‡ 8.492%, 12/14/27 3 mo. SOFR + 3.00%	526,060
1,176,000	United Airlines, Inc.‡ 8.770%, 04/21/28 3 mo. LIBOR + 3.75%	1,174,159
		6,014,364

Information Technology (0.4%)
954,301	Banff Merger Sub, Inc.‡ 8.775%, 10/02/25 1 mo. LIBOR + 3.75%	944,162
807,701	Camelot Finance SA‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	807,952
322,577	Camelot U.S. Acquisition LLC‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	322,527
931,821	II-VI, Inc.‡ 7.847%, 07/02/29 1 mo. SOFR + 2.75%	929,785
		3,004,426

Information Technology (0.0%)
244,388	CDK Global, Inc.‡ 9.148%, 07/06/29 3 mo. SOFR + 4.50%	244,452

Materials (0.6%)
311,865	American Axle and Manufacturing, Inc.‡ 8.433%, 12/13/29 1 mo. SOFR + 3.50%	311,475
229,630	American Axle and Manufacturing, Inc.‡ 8.505%, 12/13/29 3 mo. SOFR + 3.50%	229,343
229,630	American Axle and Manufacturing, Inc.‡ 8.310%, 12/13/29 6 mo. SOFR + 3.50%	229,343

PRINCIPAL AMOUNT		VALUE
975,000	Ineos US Finance, LLC‡ 8.568%, 02/18/30 3 mo. SOFR + 3.50%	$974,186
1,191,853	Innophos, Inc.‡ 8.275%, 02/05/27 1 mo. LIBOR + 3.25%	1,182,170
485,100	LSF11 A5 HoldCo, LLC‡ 8.597%, 10/15/28 1 mo. SOFR + 3.50%	470,911
480,000	LSF11 A5 Holdco, LLC‡ 9.332%, 10/15/28 1 mo. SOFR + 4.25%	473,798
478,788	WR Grace Holdings LLC‡ 8.938%, 09/22/28 3 mo. LIBOR + 3.75%	479,925
		4,351,151

Special Purpose Acquisition Companies (0.5%)
857,500	AP Core Holdings II, LLC‡ 10.525%, 09/01/27 1 mo. LIBOR + 5.50%	837,490
476,400	Clydesdale Acquisition Holdings, Inc.‡ 9.257%, 04/13/29 1 mo. SOFR + 4.18%	466,277
242,550	Fertitta Entertainment, LLC‡ 8.982%, 01/27/29 1 mo SOFR + 4.00%	236,487
1,024,850	Oscar AcquisitionCo, LLC‡ 9.498%, 04/29/29 3 mo. SOFR + 4.50%	992,542
995,000	Patagonia Holdco, LLC‡ 10.473%, 08/01/29 3 mo. SOFR + 5.75%	814,238
		3,347,034
	Total Bank Loans (Cost $49,130,640)	46,634,056

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (12.2%)
Communication Services (1.6%)
10,250	T-Mobile Exchangeable Trust* 5.250%, 06/01/23	11,975,997

Consumer Discretionary (1.2%)
78,610	Aptiv, PLC 5.500%, 06/15/23	8,897,866

Energy (0.1%)
26	Gulfport Energy Corp. 10.000%, 05/30/23 15.00% PIK rate	169,000

Schedule of Investments April 30, 2023 (Unaudited)

24 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Financials (2.0%)
8,100	Bank of America Corp.‡ ‡‡ 7.250%	$9,589,833
83,355	KKR & Company, Inc. 6.000%, 09/15/23	5,323,884
		14,913,717

Health Care (1.2%)
70,970	Boston Scientific Corp. 5.500%, 06/01/23	8,923,058

Utilities (6.1%)
141,020	AES Corp.^ 6.875%, 02/15/24	12,693,210
212,950	American Electric Power Company, Inc. 6.125%, 08/15/23	10,826,378
	NextEra Energy, Inc.
265,160	6.219%, 09/01/23^	13,014,053
180,300	6.926%, 09/01/25	8,535,402
		45,069,043
	Total Convertible Preferred Stocks (Cost $90,368,787)	89,948,681

Warrants (0.0%) #
Energy (0.0%)
47,739	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	5
42,965	Mcdermott International, Ltd. 06/30/27, Strike $12.33	4
	Total Warrants (Cost $18,376)	9

Common Stocks (0.5%)
Communication Services (0.0%)
20,285	Altice USA, Inc. - Class Aµ#	70,997
6,819	Cumulus Media, Inc. - Class Aµ#	23,969
1	Frontier Communications Parent, Inc.µ#	23
		94,989

Energy (0.5%)
8,836	Chaparral Energy, Inc. - Class A&#	371,112
2,869	Chesapeake Energy Corp.µ	237,209
67,000	Energy Transfer, LP	862,960
39,795	Enterprise Products Partners, LP	1,047,006
6,644	EP Energy Corp.&#	47,339
12,830	Magellan Midstream Partners, LP	715,914
		3,281,540

NUMBER OF SHARES		VALUE

Health Care (0.0%)
14,466	Mallinckrodt, PLC#	$84,481

Special Purpose Acquisition Company (0.0%)
11,386	Intelsat Emergence, SA&#	290,343
	Total Common Stocks (Cost $6,053,623)	3,751,353

Preferred Stocks (0.4%)
Consumer Discretionary (0.1%)
6,122	Guitar Center, Inc.&	783,616

Energy (0.3%)
37,195	NuStar Energy, LP‡ 10.945%, 05/30/23 3 mo. USD LIBOR + 5.64%	858,089
16,794	NuStar Energy, LP‡ 12.068%, 05/30/23 3 mo. USD LIBOR + 6.77%	415,987
43,000	NuStar Logistics, LP^‡ 11.994%, 01/15/43 3 mo. USD LIBOR + 6.73%	1,098,220
		2,372,296
	Total Preferred Stocks (Cost $3,206,860)	3,155,912

PRINCIPAL AMOUNT		VALUE
Asset Backed SECURITY (0.1%)
Other (0.1%)
765,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $697,410)	709,728

	TOTAL INVESTMENTS (153.5%) (Cost $1,223,321,034)	1,136,145,639

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-18.0%)		(133,000,000)
LIABILITIES, LESS OTHER ASSETS (-35.6%)		(263,140,182)
NET ASSETS (100.0%)		$740,005,457

Schedule of Investments April 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 25

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $440,337,001.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

&Illiquid security.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2023.

~Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $7,524,292.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

‡‡Perpetual maturity.

#Non-income producing security.

26 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities April 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,223,321,034)*	$1,136,145,639
Cash with custodian	49,923,416
Receivables:
Accrued interest and dividends	7,113,823
Investments sold	620,031
Prepaid expenses	449,582
Other assets	170,218
Total assets	1,194,422,709

LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 5,320,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $705,352) (Note 7)	132,294,648
Payables:
Notes payable (Note 6)	314,400,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	370,805
Investments purchased	5,861,228
Affiliates:
Investment advisory fees	787,196
Deferred compensation to trustees	170,218
Trustees’ fees and officer compensation	9,291
Other accounts payable and accrued liabilities	523,866
Total liabilities	454,417,252
NET ASSETS	$740,005,457

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 74,429,499 shares issued and outstanding	$833,074,313
Accumulated distributable earnings (loss)	(93,068,856)
NET ASSETS	$740,005,457
Net asset value per common shares based upon 74,429,499 shares issued and outstanding	$9.94
*Includes securities on loan	$61,870,136

Statement of Operations Six Months Ended April 30, 2023 (Unaudited)

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 27

INVESTMENT INCOME
Interest	$15,656,339
(Amortization)/accretion of investment securities	(4,565,353)
Net interest	11,090,986
Dividends	2,936,397
Total investment income	14,027,383

EXPENSES
Investment advisory fees	4,869,478
Interest expense on Notes Payable (Note 6)	7,587,003
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	2,336,813
Printing and mailing fees	66,993
Legal fees	53,503
Accounting fees	39,192
Fund administration fees	37,467
Trustees’ fees and officer compensation	34,879
Audit fees	31,919
Transfer agent fees	22,564
Registration fees	9,397
Custodian fees	7,035
Other	70,561
Total expenses	15,166,804
NET INVESTMENT INCOME (LOSS)	(1,139,421)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	43,126,430
Purchased options	3,497,932
Written options	783,713
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(25,505,175)
Purchased options	(1,113,328)
Written options	(780,886)
NET GAIN (LOSS)	20,008,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,869,265

Statements of Changes in Net Assets

28 CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31, 2022

OPERATIONS
Net investment income (loss)	$(1,139,421)	$714,868
Net realized gain (loss)	47,408,075	66,657,732
Change in unrealized appreciation/(depreciation)	(27,399,389)	(365,468,554)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	18,869,265	(298,095,954)

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(42,306,819)	(82,919,043)
Net decrease in net assets from distributions to common shareholders	(42,306,819)	(82,919,043)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	23,834,861
Reinvestment of distributions resulting in the issuance of stock	3,727,336	5,369,761
Net increase (decrease) in net assets from capital stock transactions	3,727,336	29,204,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,710,218)	(351,810,375)

NET ASSETS
Beginning of period	$759,715,675	$1,111,526,050
End of period	$740,005,457	$759,715,675

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT 29

(Unaudited) Six Months Ended April 30, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$18,869,265
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(197,152,648)
Proceeds paid on closing written options	(1,673)
Proceeds from disposition of investment securities	273,042,073
Amortization and accretion of fixed-income securities	4,565,353
Amortization of offering costs on Mandatory Redeemable Preferred Shares	130,166
Net realized gains/losses from investments, excluding purchased options	(43,126,430)
Net realized gains/losses from purchased options	(3,497,932)
Net realized gains/losses from written options	(783,713)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	25,505,175
Change in unrealized appreciation or depreciation on purchased options	1,113,328
Change in unrealized appreciation or depreciation on written options	780,886
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(442,735)
Prepaid expenses	(54,276)
Other assets	(7,340)
Increase/(decrease) in liabilities:
Payables to affiliates	(24,193)
Other accounts payable and accrued liabilities	(167,826)
Net cash provided by/(used in) operating activities	$78,747,480

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(38,579,483)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(18,353)
Offering costs on Mandatory Redeemable Preferred Shares	(22,523)
Repayment of Note payable	(25,000,000)
Net cash provided by/(used in) financing activities	$(63,620,359)
Net increase/(decrease) in cash	$15,127,121
Cash and restricted cash at beginning of period	$34,796,295
Cash at end of period	$49,923,416
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$7,431,604
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$2,365,226
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$3,727,336

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	49,923,416
Total cash and restricted cash at period end	$49,923,416

30   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund (the “Fund, or “Trust”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities and under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund’s securities typically will range from five to ten years. A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”, or the “Advisor”) to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As “valuation designee” the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Fund’s NAVs are determined. The valuation of the Fund’s investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

If the Advisor’s pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book and tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

32   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Advisor and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Fund’s obligation, if any, to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2023. Deferred compensation of $170,218 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2023.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees designated the Advisor as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$190,954,989
Proceeds from sales	(33,104,297)	(231,246,040)

The cost basis of investments for federal income tax purposes at April 30, 2023 was as follows*:

Cost basis of investments	$1,223,321,034
Gross unrealized appreciation	46,302,366
Gross unrealized depreciation	(133,477,761)
Net unrealized appreciation (depreciation)	$(87,175,395)

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2023 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2022 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2022
Distributions paid from:
Ordinary income	$24,489,812
Long-term capital gains	63,422,635
Return of capital	—

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	18,714,702
Total undistributed earnings	18,714,702
Accumulated capital and other losses	(15,543,097)
Net unrealized gains/(losses)	(72,694,231)
Total accumulated earnings/(losses)	(69,522,626)
Other	(108,676)
Paid-in-capital	829,346,977
Net assets applicable to common shareholders	$759,715,675

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required

34   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2023.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2023, the Fund had no outstanding purchased options and/or written options.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2023, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2023, the Fund had no outstanding derivative contracts.

For the period ended April 30, 2023, the volume of derivative activity for the Fund is reflected below:*

Volume
Options purchased	33

*Activity during the period is measured by opened number of contracts for options purchased.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $430.0 million, as well as engage in securities lending and securities repurchase transactions. Securities are loaned through Securities Loan Agreements. In Securities Loan Agreements, the “collateral” are the loaned securities themselves. Addtionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of OBFR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2023, the average borrowings under the Agreement were $333.0 million. For the period ended April 30, 2023, the average interest rate was 4.91%. As of April 30, 2023, the amount of total outstanding borrowings was $314.4 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2023 was 5.29%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2023, approximately $61.9 million of securities were on loan ($61.6 million of fixed income securities and $0.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund has MRPS issued with an aggregate liquidation preference of $133,000,000, divided into four series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2023.

Series*	Issue Date	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series B	9/6/17	9/6/24	4.00%	1,330	$25	$ 33,250,000
Series C	9/6/17	9/6/27	4.24%	1,340	$25	$ 33,500,000
Series D	8/24/21	8/24/26	2.45%	1,320	$25	$ 33,000,000
Series E	3/8/22	5/24/27	2.68%	1,330	$25	$ 33,250,000
					Total	$133,000,000

On September 6, 2022, $33,250,000 of Series A MRPS were redeemed at $25.01 per share.

36   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the period ended April 30, 2023, all MRPS were rated `AA-’ by Kroll Bond Rating Agency LLC (“KBRA”). If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

With regard to the Series B and C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

With regard to Series D and E MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 74,429,499 shares outstanding at April 30, 2023. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2023	YEAR ENDED October 31, 2022
Beginning shares	74,081,296	71,749,316
Shares sold	—	1,870,556
Shares issued through reinvestment of distributions	348,203	461,424
Ending shares	74,429,499	74,081,296

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2023, the Fund sold shares that were $0.0127 in excess of net asset value at an average sales price of $12.9857.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$304,159,625	$—	$304,159,625
Convertible Bonds	—	687,786,275	—	687,786,275
Bank Loans	—	46,634,056	—	46,634,056
Convertible Preferred Stocks	77,803,684	12,144,997	—	89,948,681
Warrants	9	—	—	9
Common Stocks	3,751,353	—	—	3,751,353
Preferred Stocks	2,372,296	783,616	—	3,155,912
Asset Backed Securities	—	709,728	—	709,728
Total	$83,927,342	$1,052,218,297	$—	$1,136,145,639

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   39

38   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2023	Year Ended October 31,					Year Ended October 31,
		2022	2021	2020	2019	2018	2017	2016	2015	2014	2013
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.26	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68	$13.45	$13.20	$12.45
Income from investment operations:
Net investment income (loss)*	(0.02)	0.01	(0.26)	0.49	0.50	0.57	0.57	0.60	0.62	0.72	0.75
Net realized and unrealized gain (loss)	0.26	(4.11)	4.31	2.37	0.64	(0.33)	1.19	(0.41)	(1.25)	0.67	1.14
Total from investment operations	0.24	(4.10)	4.05	2.86	1.14	0.24	1.76	0.19	(0.63)	1.39	1.89
Less distributions to common shareholders from:
Net investment income	(0.07)	(0.27)	(0.31)	(0.44)	(0.48)	(1.13)	(0.67)	(0.59)	(0.81)	(0.95)	(1.14)
Net realized gains	(0.50)	(0.87)	(0.79)	(0.52)	(0.31)	—	(0.08)	—	(0.02)	(0.19)	—
Return of capital	—	—	—	—	(0.17)	—	(0.39)	(0.55)	(0.31)	—	—
Total distributions	(0.57)	(1.14)	(1.10)	(0.96)	(0.96)	(1.13)	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	—	0.01	0.00 (a)	—	—	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)	—
Net asset value, end of period	$9.94	$10.26	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68	$13.45	$13.20
Market value, end of period	$10.51	$10.78	$15.81	$10.89	$10.67	$9.91	$11.59	$9.89	$10.41	$13.69	$13.09
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	2.25%	(27.32)%	33.21%	29.38%	11.75%	1.81%	17.48%	3.19%	(4.69)%	10.90%	16.08%
Market value	2.80%	(25.10)%	56.56%	12.04%	18.29%	(5.54)%	30.15%	6.72%	(16.54)%	13.83%	14.56%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.02% (d)	2.44%	1.83%	2.20%	2.88%	2.52%	1.88%	1.74%	1.84%	1.47%	1.49%
Net investment income (loss)	(0.30)% (d)	0.08%	(1.76)%	4.36%	4.77%	5.11%	5.17%	5.61%	4.90%	5.38%	5.92%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$740,005	$759,716	$1,111,526	$889,577	$754,310	$741,306	$797,968	$750,773	$817,491	$931,703	$891,350
Portfolio turnover rate	16%	39%	46%	76%	51%	58%	90%	34%	36%	40%	62%
Average commission rate paid	$0.0470	$0.0215	$0.0215	$0.0213	$0.0188	$0.0270	$0.0282	$0.0220	$0.0303	$0.0294	$0.0295
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$133,000	$133,000	$133,000	$100,000	$100,000	$100,000	$100,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$314,400	$339,400	$399,400	$288,400	$277,400	$288,000	$275,000	$306,000	$353,000	$360,000	$350,000
Asset coverage per $1,000 of loan outstanding(e)	$3,777	$3,630	$4,116	$4,431	$4,080	$3,921	$4,265	$3,454	$3,316	$3,588	$3,547
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(f)	$223	$232	$309	$319	$283	$282	$293	$—	$—	$—	$—

*Net investment income (loss) calculated based on average shares method.

(a)Amount is less than $0.005 per common share.

(b)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.39%, 1.34%, 1.23%, 1.26%, 1.29%, 1.28%, 1.24%, 1.24%, 1.50%, 1.18% and 1.17%, respectively.

(d)Annualized.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(f)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

40   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Convertible Opportunities and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2023, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2022, and the financial highlights for each of the ten years in the period then ended; and in our report dated December 19, 2022, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 20, 2023
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   41

About Closed-End Funds (Unaudited)

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

42   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Managed Distribution Policy (Unaudited)

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan (Unaudited)

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence, RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT   43

Automatic Dividend Reinvestment Plan (Unaudited)

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

44   CALAMOS Convertible Opportunities and Income Fund SEMIANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions (Unaudited)

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHISAN 1790 2023

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 43078
Providence, RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 28, 2023

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 28, 2023

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 28, 2023